Note 13 - Shareholders' Equity, Basic and diluted earnings per share (Detail) (USD $) In Millions, except Share data, unless otherwise specified	3 Months Ended
	Mar. 31, 2011	Mar. 31, 2010
Basic and diluted earnings per share amounts
Net income attributable to Petrobras	$ 6,524	$ 4,317
Less priority preferred share dividends	(2,490)	(1,133)
Less common shares dividends, up to the priority preferred shares dividends on a per- share basis	(3,308)	(1,553)
Remaining net income to be equally allocated to common and preferred shares	$ 726	$ 1,631
Weighted average number of shares outstanding
Common	7,442,454,142	5,073,347,344
Preferred	5,602,042,788	3,700,729,396
Basic and diluted earnings per Common and Preferred Share	0.50	0.49
Basic and diluted earnings per Common and Preferred ADS	1.00	0.98